SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      _____________________

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 25, 1996

             Golden Books Family Entertainment, Inc.
       (Exact Name of Registrant as Specified in Charter)


        Delaware                 0-14399            06-1104930
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)


       850 Third Avenue, New York, New York         10022
      (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:(212) 753-8500


  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On September 25, 1996, Golden Books Family Entertainment, Inc. (the "Company") confirmed that its is in negotiations to merge with Nelvana Limited, a leading producer of children's and family television programing. The complete text of the press release issued by the Company is attached hereto as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          c.   Exhibits

               99.  Press Release, dated September 25, 1996

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



Dated:  September 30, 1996            By:  /s/ Colin Finkelstein
                                           Colin Finkelstein
                                           Senior Vice President